PEAR TREE FUNDS

PEAR TREE AXIOM EMERGING MARKETS WORLD EQUITY FUND

Ordinary Shares: QFFOX      Institutional Shares: QEMAX      R6 Shares: QFFRX

Supplement dated September 21, 2023

to

Summary Prospectus, Prospectus and Statement of Additional Information

dated August 1, 2023, as Supplemented

In connection with the proposed reorganization of Pear Tree Axiom Emerging Markets World Equity Fund (the “Target Fund”) into Pear Tree Polaris International Opportunities Fund (the “Acquiring Fund”) in a transaction (the “Reorganization”) pursuant to a plan of reorganization, the record date for a proposed meeting of the shareholders of the Target Fund has been changed to September 11, 2023, and the proposed date of the shareholder meeting is currently scheduled for October 17, 2023. Each of the Target Fund and the Acquiring Fund is a separate series of Pear Tree Funds, a Massachusetts business trust. Completion the Reorganization is still expected to occur on or about November 1, 2023 based on closing net asset values of the Target Fund and the Acquiring Fund as of the close of business on or about October 31, 2023.

More detailed information about the Reorganization and the changes that will result from the Reorganization will be provided in a prospectus/proxy statement, which has been sent to Target Fund shareholders or is expected to be sent in the coming days.

Prior to the Reorganization, Target Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Target Fund’s prospectus.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Target Fund or the Acquiring Fund, nor is it a solicitation of any proxy. When it is available, please read the prospectus/proxy statement carefully before making any decision to invest or when considering the Reorganization. The prospectus/proxy statement also will be available for free on the SEC’s website (www.sec.gov).

*     *     *

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.